Exhibit 99.906CERT

SECTION 906 CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Global Fixed Income Opportunities Fund

In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended October 31, 2018 that is accompanied by this certification, the undersigned hereby certifies that:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: December 18, 2018	/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Global Fixed Income Opportunities Fund and will be retained by Morgan Stanley Global Fixed Income Opportunities Fund and furnished to the Securities and Exchange Commission or its staff upon request.

SECTION 906 CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Global Fixed Income Opportunities Fund

In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended October 31, 2018 that is accompanied by this certification, the undersigned hereby certifies that:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: December 18, 2018	/s/ Francis Smith
Francis Smith
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Global Fixed Income Opportunities Fund and will be retained by Morgan Stanley Global Fixed Income Opportunities Fund and furnished to the Securities and Exchange Commission or its staff upon request.